Income Taxes	12 Months Ended
Jan. 02, 2016
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The geographic components of earnings before income taxes are as follows:

	Fiscal Year
(In millions)	2015	2014	2013
United States	$102.1	$132.4	$76.7
Foreign	62.5	49.1	51.0
Earnings before income taxes	$164.6	$181.5	$127.7

The provisions for income taxes consist of the following:

	Fiscal Year
(In millions)	2015	2014	2013
Current expense:
Federal	$48.9	$42.1	$37.1
State	5.2	5.6	2.2
Foreign	11.6	18.0	15.0
Deferred expense (credit):
Federal	(22.0)	(9.3)	(23.5)
State	(1.9)	(6.6)	(3.0)
Foreign	(0.4)	(2.2)	(1.1)
Income tax provision	$41.4	$47.6	$26.7

A reconciliation of the Company’s total income tax expense and the amount computed by applying the statutory federal income tax rate of 35% to earnings before income taxes is as follows:

	Fiscal Year
(In millions)	2015	2014	2013
Income taxes at U.S. statutory rate (35%)	$57.6	$63.5	$44.7
State income taxes, net of federal income tax	1.8	3.7	0.5
(Nontaxable earnings) non-deductible losses of foreign affiliates:
Cayman Islands	(0.4)	(5.5)	(5.4)
Bermuda	—	(0.4)	2.7
Other	(1.9)	1.1	1.7
Tax credits	(0.4)	(0.7)	(2.2)
Foreign earnings taxed at rates different from the U.S. statutory rate:
Hong Kong	(18.1)	(16.4)	(17.1)
Other	0.2	3.6	3.1
Adjustments for uncertain tax positions	0.1	—	(1.2)
Change in valuation allowance	(1.3)	(19.2)	0.1
Change in state tax rates	(0.7)	(6.0)	(2.0)
Gain on intercompany sale of subsidiary stock	—	23.2	—
Non-deductible expenses	3.5	1.1	0.9
Other	1.0	(0.4)	0.9
Income tax provision	$41.4	$47.6	$26.7

Significant components of the Company’s deferred income tax assets and liabilities are as follows:

(In millions)	January 2, 2016	January 3, 2015
Deferred income tax assets:
Accounts receivable and inventory valuation allowances	$22.1	$16.6
Deferred compensation accruals	7.9	10.9
Accrued pension expense	40.1	47.2
Stock-based compensation	20.0	20.2
Net operating loss, capital loss and foreign tax credit carryforward	13.9	13.9
Other amounts not deductible until paid	12.1	14.2
Other	1.3	1.0
Total gross deferred income tax assets	117.4	124.0
Less valuation allowance	(9.5)	(10.5)
Net deferred income tax assets	107.9	113.5
Deferred income tax liabilities:
Tax depreciation in excess of book depreciation	—	(3.8)
Intangible assets	(276.3)	(288.5)
Other	(6.5)	(10.3)
Total deferred income tax liabilities	(282.8)	(302.6)
Net deferred income tax liabilities	$(174.9)	$(189.1)

The valuation allowance for deferred income tax assets as of January 2, 2016 and January 3, 2015 was $9.5 million and $10.5 million, respectively. The net change in the total valuation allowance for fiscal years 2015 and 2014 was $1.0 million and $19.2 million, respectively. The valuation allowance for both years was primarily related to foreign net operating loss carryforwards, tax credit carryforwards in foreign jurisdictions and a capital loss carryforward in the U.S. that, in the judgment of management, are not more likely than not to be realized. The ultimate realization of the carryforwards depends on the generation of future taxable income in foreign jurisdictions and capital gains in the U.S. tax jurisdiction. The current year change in the valuation allowance was comprised of an increase relating to the additional foreign net operating losses and foreign tax credits of $2.1 million and a decrease relating to the capital loss utilization of $3.1 million.
At January 2, 2016, the Company had foreign net operating loss carryforwards of $36.2 million, that have expiration periods ranging from five years to an unlimited term during which they are available to offset future foreign taxable income. The Company also had tax credit carryforwards in foreign jurisdictions of $2.4 million, that are available for an unlimited carryforward period to offset future foreign taxes. The Company also had a U.S. capital loss carryforward of $7.6 million that expires in 2016 that is available to offset future U.S. capital gain income.
The following table summarizes the activity related to the Company’s unrecognized tax benefits:

	Fiscal Year
(In millions)	2015	2014
Beginning balance	$8.6	$8.6
Increases related to current year tax positions	1.1	1.7
Decreases related to prior year positions	(0.6)	(1.3)
Decrease due to lapse of statute	(0.4)	(0.4)
Ending balance	$8.7	$8.6

The portion of the unrecognized tax benefits that, if recognized currently, would reduce the annual effective tax rate was $7.7 million as of January 2, 2016 and $7.5 million as of January 3, 2015. The Company recognizes interest and penalties related to unrecognized tax benefits through interest expense and income tax expense, respectively. Interest accrued related to unrecognized tax benefits was $2.8 million as of January 2, 2016 and $2.4 million as of January 3, 2015.
The Company is subject to periodic audits by domestic and foreign tax authorities. Currently, the Company is undergoing routine periodic audits in both domestic and foreign tax jurisdictions. It is reasonably possible that the amounts of unrecognized tax benefits could change in the next 12 months as a result of the audits. However, any payment of tax is not expected to be significant to the consolidated financial statements.
For the majority of tax jurisdictions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2011.
The Company has not established a deferred tax liability on the amount of foreign unremitted earnings of $471.7 million at January 2, 2016. As of January 2, 2016, the Company had $194.1 million of cash and equivalents on hand, of which $164.2 million was held outside of the U.S. The Company intends to permanently reinvest these funds outside of the U.S., and current plans do not demonstrate a need to repatriate this cash to fund its U.S. operations. However, if these funds were repatriated, the Company would be required to accrue and pay applicable U.S. taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to various countries. It is not practicable to estimate the amount of the deferred tax liability associated with these unremitted earnings due to the complexity of the hypothetical calculation.